UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 15, 2011 (August 9, 2011)

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Final Approval of Settlement of the ERISA Class Action.

As previously reported on the Signature Group Holdings, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2010, from April through June of 2007, six complaints seeking class certification were filed in the United States District Court for the Central District of California against the Company and various officers, directors and employees by participants in the Company’s prior Investment Incentive Plan, 401(k) and Employee Stock Ownership Plan (collectively “the Plans”) alleging violations of ERISA in connection with Company stock held by the Plans. The six complaints were consolidated in a single proceeding.  On April 15, 2010, the Court granted the Order for Class Certification under Rule 23(b)(3). On March 22, 2011, the Company entered into a settlement stipulation whereby its insurance carriers will pay $21.0 million to settle the claims of the certified class. On April 25, 2011, the Court granted preliminary approval of the settlement stipulation.  On August 10, 2011, the Court entered the Final Order and Judgment approving the settlement.

National Credit Union Administration Matters.

National Credit Union Administration v. RBS Securities, et al (NCUA I). As previously reported on the Signature Group Holdings, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2010, on June 20, 2011, The National Credit Union Association (“NCUA”), the regulator of federal credit unions, acting as liquidator of U.S. Central Federal Credit Union (‘U.S. Central”), filed a lawsuit in the U.S. District Court in Kansas for unspecified damages to be proven at trial against the underwriter, issuers and depositors of 29 RMBS offerings purchased by U.S. Central.  NCUA alleges that the defendants violated federal and state securities laws through untrue statements and material omissions in the RMBS offering documents. The lawsuit alleges that U.S. Central invested a total of $1.7 billion in these RMBS offerings.  The Complaint names Fremont Mortgage Securities Corporation (“FMSC”), a wholly owned subsidiary of the Company, as a depositor of $50 million in two RMBS offerings in 2006.  FMSC has not yet been served with the complaint, but intends to defend itself vigorously in this matter.

National Credit Union Administration v. RBS Securities, et al (NCUA II). On August 9, 2011, the NCUA, acting as liquidator of U.S. Central, filed a lawsuit in the U.S. District Court in California for unspecified damages to be proven at trial against the underwriter, issuers and depositors of 21 RMBS offerings purchased by U.S. Central.  NCUA alleges that the defendants violated federal and state securities laws through untrue statements and material omissions in the RMBS offering documents. The lawsuit alleges that U.S. Central invested a total of $1.2 billion in these RMBS offerings.  The Complaint names FMSC, as a depositor of $50 million in two RMBS offerings in 2006.  These allegations against FMSC are identical to those in NCUA I.  FMSC has not yet been served with the complaint, but intends to defend itself vigorously in this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

By:	/s/ David N. Brody
Name:	David N. Brody
Title:	Secretary

Dated: August 15, 2011